[LOGO OF UBS] UBS Global Asset
                  Management

UBS CASH RESERVES FUND
SUPPLEMENT TO THE PROSPECTUS
DATED AUGUST 30, 2006

September 29, 2006

Dear Investor:

The purpose of this supplement is to provide you with information regarding a voluntary expense waiver referenced on page 4 of the prospectus.

A note to the "Expenses and fee tables" on page 4 indicates that the "Total Annual Fund Operating Expenses" of the Fund will be reduced by a voluntary fee waiver/reimbursement arrangement continuing at least until September 30, 2006. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has decided to extend the management fee waiver until August 30, 2007, but at a reduced rate.

UBS Global AM has voluntarily agreed to waive 0.05% of its 0.33% management fees until August 30, 2007. As a result, the "Total Annual Fund Operating Expenses" are expected to be 0.55% until that date.

ZS293

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG